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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): September 19, 2000





                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware               333-36244                41-1808858
----------------------------    -------------           --------------
(State or Other Jurisdiction    (Commission            (I.R.S. Employer
        of Incorporation)       File Number)           Identification No.)




       8400 Normandale Lake Blvd., Suite 600 Minneapolis, Minnesota 55437
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code (952) 832-7000
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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5. Other Events.

        On September 26, 2000, the Registrant will cause the issuance and sale of $138,370,000.00 initial principal amount of Home Equity Loan-Backed Notes, Series 2000-HS1 (the "Notes"), pursuant to an Indenture to be dated as of September 26, 2000, between Home Equity Loan Trust 2000-HS1, as issuer and the Chase Manhattan Bank, as Indenture Trustee.

     In connection with the sale of the Notes by Residential Funding Securities Corporation (the "Underwriter"), the Registrant has been advised that the Underwriter has furnished to prospective investors certain yield tables and other computational tables (the "Computational Materials") with respect to the Notes following the effective date of Registration Statement No. 333-36244, which Computational Materials are being filed electronically as exhibits to this report.

        The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Notes and by any other information subsequently filed with the Securities and Exchange Commission.

        The Underwriter has advised the Registrant that certain information in the Computational Materials may have been based on assumptions that differed from the final pool information.

        The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The
Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

        In addition, the actual characteristics and performance of the Mortgage Loans underlying the Notes (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Notes might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Notes.



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)     Financial Statements.

        Not applicable.

(b)     Pro Forma Financial Information.

        Not applicable.

(c)     Exhibits:

                             Item 601(a) of
                             Regulation S-K
        Exhibit No.          Exhibit No.           Description
        -----------          -----------           -----------
               1                    99             Computational Materials


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES II, INC.



                                            By:   /s/ Lisa R. Lundsten
                                            Name: Lisa R. Lundsten
                                            Title: Vice President



Dated:  September 19, 2000




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                                  Exhibit Index


               Item 601(a) of        Sequentially
Exhibit        Regulation S-K        Numbered
Number         Exhibit No.           Description           Page

1                 99                 Computational       Electronically
                                      Materials





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